                                 LEASE AGREEMENT


THIS LEASE, made as of the 1st day of June 1996, by and between TPH & AJM, a partnership, first party, (herein after called "Landlord"); and Telephone Directory Advertising, Inc., second party, (herein after called "Tenant").

                                   WITNESSETH

*** PREMISES
The Landlord, in consideration of rents and agreements herein after mentioned, does hereby rent to the Tenant the following described property (herein after called "Premises"), to wit:

            BUILDINGS NO. 5 & 6, 8399 DUNWOODY PLACE, ATLANTA, GEORGIA

*** TERM
This lease shall be for a term of 5 years beginning on the 1st day of June 1996, and ending on the 31st day of May 2001, at midnight, unless terminated sooner as herein after provided.

*** RENTAL
Tenant agrees to pay Landlord within the first 10 days of the month during the term of this lease a monthly rental of $9,955.00 (at the rate of $15.55 per square foot for 7,680 square feet).

*** UTILITY BILLS
All utility bills, including but not limited to electricity, water, sewer, gas, fuel, light and heat bills will be paid by Tenant.

*** USE OF PREMISES
Premises shall be used for ADVERTISING AGENCY purposes. Premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; nor in any manner to cause an increase in the insurance rates on premises.

*** REPAIRS BY LANDLORD
Landlord agrees to keep in good repair the roof, foundations and exterior walls of the premises, and underground utility and sewer pipes outside the exterior walls of the building, except repairs rendered necessary by the negligence of the Tenant, its agents, employees or invitees.

*** ESCALATION
Tenant shall pay as additional rent during the term of this lease an inflation adjustment equal to the annual increase in the consumer price index at December 31 of each year applied to the prior year's annual base rent.
The first increase is effective for rental years beginning after May 31, 1997.

*** DESTRUCTION OR DAMAGE OF PREMISES
If premises are totally destroyed by any casualty, this lease shall terminate. If premises are partially destroyed by casualty, Landlord may, at his option, reduce the monthly rental or restore the premises to substantially the same condition as before the damage. Tenant may, at his option, accept the reduced monthly rental, wait for restoration, or terminate the lease.

Lease of Buildings No. 5 & 6
8399 Dunwoody Place, Atlanta, Georgia
Page 2

*** INDEMNITY
Tenant agrees to indemnify and save harmless the Landlord against all claims for damages to persons or property by reason of the use of occupancy of the leased premises and all expenses incurred by Landlord because thereof, including attorneys fees and court costs.

*** SUBLETTING
Tenant may not sublet premises without the written approval of the Landlord.

*** REMOVAL OF FIXTURES
Tenant may remove all fixtures and equipment which he has placed in the premises provided that Tenant repairs all damage to premises caused by such removal.

*** EXTERIOR SIGNS
Tenant may not place any exterior signs on the premises without the consent, written or otherwise, of the Landlord. In any event, Landlord may, at his option, require the removal of any exterior sign after written notification to the Tenant 60 days prior to intended date of removal.

*** SPECIAL
In so far as the following stipulations conflict with any of the foregoing provisions, the following shall control: NONE.

This lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be in force or effect.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands.



- ----------------------------         ----------------------------------------
LANDLORD (TPH & AJM)                 TENANT (Telephone Directory Advertising)



/s/ Tim Hanley Pres.                 /s/ Tim Hanley Pres.
- ----------------------------        ----------------------------------------
BY AND TITLE                         BY AND TITLE


      6-1-96                                 6-1-96
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DATE                                DATE